SCHEDULE 14A - Information Required in Proxy Statement

                      SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of 1934
                       (Amendment No.   )

Filed by Registrant [ X ]
Filed by a Party other than Registrant [ ]
Check appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only
    (as permitted by Rule 14a-6(e))2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11 (c) or section 240.14a-12

                            Pentair, Inc.
           (Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

March 19, 1999


Dear Shareholder:

     Please join us at 10 a.m. on Wednesday, April
28,   1999,   for  Pentair's  Annual  Shareholders
Meeting  at  the  Northland  Inn,  Brooklyn  Park,
Minnesota.

     During  the meeting, we will elect  directors
to  the  Company's  board, appoint  auditors,  and
conduct  other business as described in the  Proxy
Statement.   In  addition, Pentair  officers  will
provide   a   summary  report  on  the   Company's
operations and financial performance in 1998, as well as expectations for 1999. There also will be opportunities for shareholders to ask questions.

     This  year,  we  have included  the  detailed
financial information relating to our business and
operations during 1998 in an appendix to the Proxy
Statement  instead of in a separate annual  report
to  shareholders.   In  our continuing  effort  to
improve communications with our shareholders, we have prepared a new Summary Annual Report, which is also enclosed.

     We hope you will be able to attend the Annual
Meeting.  Whether or not you expect to attend, you
are  urged to vote your shares either by telephone
(via  the  toll  free  number  indicated  on   the
accompanying proxy card), via the Internet, or  by
mail.   If  you  choose to vote  by  mail,  please
complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to ensure that your shares will be represented at the Annual Meeting.

     I   look   forward  to  discussing  Pentair's
performance with our shareholders and hope you will join us on April 28th.

Sincerely,



Winslow H. Buxton
Chairman, President and
Chief Executive Officer

                            PENTAIR, INC.

                       1500 County Road B2 West
                     Saint Paul, Minnesota 55113

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held April 28, 1999




To our Shareholders:

  The  Annual Meeting of Shareholders of  Pentair,
Inc. (the "Company") will be held at the Northland
Inn  and Conference Center, 7025 Northland  Drive,
Brooklyn Park, Minnesota, on Wednesday, April  28,
1999, at 10:00 a.m., for the following purposes:

  1. To elect five directors.

  2. To   vote   on  a  proposal  to  ratify   the
      selection  of  Deloitte  &  Touche  LLP   as
      independent auditors of the Company for 1999.

  3. To    amend   the   Restated   Articles    of
      Incorporation increasing the total number of shares authorized to be issued from 125,000,000 to 250,000,000.

  4. To    amend   the   restated   Articles    of
      Incorporation  to increase  from  15,000,000
      to   30,000,000  the  number  of  authorized
      shares that may be designated as preferred shares.

  5. To    amend   the   Restated   Articles    of
      Incorporation to eliminate all currently authorized series of preferred shares of the Company.

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The  Board of Directors has fixed the  close  of
business  on March 1, 1999 as the record date  for
determining the shareholders entitled to  vote  at
the    Annual    Meeting.     Accordingly,    only
shareholders of record at the close of business on that date will be entitled to vote. The Company's transfer books will not be closed.


By Order of the Board of Directors

Roy T. Rueb, Secretary


Saint Paul, Minnesota
March 19, 1999




IMPORTANT: For the Annual Meeting to be legally held, there must be a quorum (50% plus 1 vote).
Accordingly, you are urged to SIGN AND RETURN  THE
ENCLOSED PROXY PROMPTLY. This will not prevent you from voting in person if you so desire.

                TABLE OF CONTENTS FOR PROXY STATEMENT


                                                                Page

Solicitation                                                     1

Revocation and Voting of Proxy                                   1

Outstanding Shares and Voting Rights                             1

Security  Ownership of Management  and  Beneficial
Ownership                                                        2

Proposals to be Acted Upon at the Annual Meeting

  Election of Directors                                          3

  Approval of Auditors                                           7

  Approval   of  Amendment  to  Restated  Articles
  Increasing the Total Shares Authorized to be Issued            7

  Approval  of  Amendment to Restated Articles  to
  Eliminate All Currently Authorized Series of
  Preferred Shares                                               10

Executive Compensation                                           11

Future Proposals                                                 20

Other Business                                                   20

                    PROXY STATEMENT
           FOR ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD APRIL 28, 1999

                    PENTAIR, INC.
              1500 County Road B2 West
             Saint Paul, Minnesota 55113
                    March 19, 1999

  The   following   statement  is   furnished   in
connection with the solicitation of proxies by the
Board   of   Directors  of  Pentair,   Inc.   (the
"Company")  to be voted at the Annual  Meeting  of
Shareholders  of  the  Company  to  be   held   on
Wednesday, April 28, 1999, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and proxy to shareholders began on or about March 19, 1999.

                SOLICITATION

   The  cost of soliciting proxies and the notices
of   the   meeting,  including  the   preparation,
assembly   and   mailing  of  proxies   and   this
statement,  will  be  borne by  the  Company.   In
addition to this mailing, proxies may be solicited
personally or by telephone by regular employees of
the  Company.   Assistance in the solicitation  of
proxies  is also being rendered by Morrow  &  Co.,
445 Park Avenue, New York, New York, at a cost  to
the Company of $7,000 plus expenses.  Furthermore,
arrangements may be made with brokers,  banks  and
similar  organizations to send proxies  and  proxy
materials   to   beneficial  owners   for   voting
instructions, for which the Company will reimburse such organizations for their expense in so doing and will pay all costs of soliciting the proxies.

          REVOCATION AND VOTING OF PROXY

  Any  shareholder giving a proxy  may  revoke  it
prior  to its use at the meeting by (1) delivering
a  written notice expressly revoking the proxy  to
the   Secretary  at  the  Company's  offices,  (2)
signing and forwarding to the Company at its offices a later dated proxy, or (3) attending the Annual Meeting and casting his or her votes personally.

  A   majority  of  the  outstanding  shares  will
constitute   a  quorum  at  the  Annual   Meeting.
Abstentions  and broker non-votes are counted  for
purposes of determining the presence or absence of
a   quorum   for  the  transaction  of   business.
Pursuant   to  Minnesota  law  and  the  Company's
Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals.
Broker non-votes are not counted for purposes of determining the total number of votes cast on proposals presented to shareholders.

  Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the directors and the other proposals set forth in this Notice of Annual Meeting of Shareholders. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business.

      OUTSTANDING SHARES AND VOTING RIGHTS

  At the close of business on March 1, 1999, the record date, there were 42,700,179 shares of the Company's Common Stock par value $.16 2/3 per share
(the  "Common Stock") outstanding.  Each share  of
Common  Stock  entitles the holder  to  one  vote.
There is no cumulative voting for directors.

SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERSHIP

  The   following   table   contains   information
concerning   the  beneficial  ownership   of   the
Company's Common Stock as of March 1, 1999 by each director, by each executive officer listed in the Summary Compensation Table, by all directors and executive officers as a group and, as of December
31, 1998, by one person known to the Company to "beneficially own" more than 5% of its Common
Stock.


Name of                             Obtainable                                 % of
Beneficial    Common     Share      within      Restricted  ESOP               Class
Owner         Stock(a)   Units(b)   60 days(c)  Stock(d)    Stock(e)  Total    (f)

George N.       18,619    31,597      7,890          0          0      58,106
Butzow

Winslow H.     184,287         0     240,970    26,112      5,294     456,663   1.1%
Buxton

William J.           0     3,128       1,890         0          0       5,018
Cadogan

Richard J.      19,616         0      58,049     4,642      1,371      83,678
Cathcart

Joseph R.       85,194         0      71,549     5,850      4,940     167,533
Collins

Barbara B.       2,400     5,437       1,890         0          0       9,727
Grogan

Charles A.       4,000     9,757       7,890         0          0      21,647
Haggerty

Harold V.        7,980     4,949       2,890         0          0      15,819
Haverty

Quentin J.      21,069    13,369       6,890         0          0      41,328
Hietpas

Richard W.      34,012         0      40,271     1,149      4,634      80,066
Ingman

Walter           3,013    12,293       7,890         0          0      23,196
Kissling

Richard M.       2,000     7,651       7,890         0          0      17,541
Schulze

Karen E.             0     7,063       4,890         0          0      11,953
Welke

James A.        28,956         0      26,044     1,827      4,129      60,956
White

Directors
and executive
officers
as a group     485,919    95,244     565,453    50,420     33,076    1,230,112  2.8%

Brinson
Partners,
Inc.(g)      2,990,512         0           0         0          0    2,990,512  6.8%
209 South
LaSalle St.
Chicago, IL
60604-1295



(a)Unless  otherwise noted, all  shares  are  held
   either  directly or indirectly  by  individuals
   possessing  sole  voting and  investment  power
   with   respect  to  such  shares.    Beneficial
   ownership   has  been  disclaimed  of   certain
   shares   held   by  children  which   are   not
   material.    Amounts  listed  do  not   include
   891,570  shares  held  by  the  Pentair,   Inc.
   Master  Trust for various pension plans of  the
   Company   and  it  subsidiaries.    The   Trust
   Investment  Committee  of  such  Master   Trust
   includes  Winslow H. Buxton, Richard W.  Ingman
   and   two   other  officers.   Although   these
   individuals  could be deemed  under  applicable
   Securities and Exchange Commission rules to "beneficially own" all of the shares held by these Plans because of their shared voting and investment power with respect to those shares, they disclaim beneficial ownership of such shares.

(b)Represents  share units paid under  the  Fourth
   Amended and Restated Compensation Plan for Non-
   Employee Directors as to which the beneficial owner has no voting or investment power.

(c)Represents stock options exercisable under the Omnibus Plan within 60 days from March 1, 1999.

(d)Restricted shares issued pursuant to incentive plans as to which the beneficial owner has sole voting power but no investment power.

(e)Represents   common   shares   owned    as    a
   participant  in  the  Pentair  Employee   Stock
   Ownership  Plan  (Pentair ESOP)  and,  for  one
   officer,  common shares owned as a  participant
   in    the   Federal-Hoffman   Employee    Stock
   Ownership  Plan  (F-H ESOP).  As  of  March  1,
   1999,  the  Trustee  of the Pentair  ESOP  held
   3,265,266 common shares and the Trustee of the F-H ESOP 754,691 common shares. The Pentair
   ESOP and F-H ESOP participants have the right to direct the Trustee to vote their shares although participants have no investment power over such shares.

(f)Less than 1% unless otherwise indicated.

(g)According  to its 13G dated February  3,  1999,
   as  of December 31, 1998, Brinson Partners  and
   its  affiliate UBS AG, as investment  advisors,
   have    shared   voting   power   and    shared
   dispositive  power  over all 2,990,512  shares.
   They  disclaim  beneficial  ownership  of   all
   2,990,512 shares.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section  16(a) of the Securities  Exchange  Act
of  1934  requires  the  Company's  directors  and
executive officers to file with the Securities and
Exchange  Commission ("SEC")  initial  reports  of
ownership  and reports of changes in ownership  of
Common  Stock and other equity securities  of  the
Company.   Officers, directors, and  greater  than
ten-percent  shareholders  are  required  by   SEC
regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based  solely  on its review of the  copies  of
such  forms  furnished to the Company and  written
representations  from the Company's  officers  and
directors,   the  Company  believes  all   persons
subject to these reporting requirements filed the required reports on a timely basis except Barbara
B. Grogan, a director of the Company, did not timely file required Form 4, Statement of Changes in Beneficial Ownership. A report has now been filed.



PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                    ITEM 1
             ELECTION OF DIRECTORS

  The  Company's  By-Laws provide for a  Board  of
Directors  (sometimes referred to  herein  as  the
"Board") of not fewer than three members  and  not
more  than fifteen members.  The Board is  divided
into  three classes with directors serving  three-
year  terms but with the beginning date  for  each
term  staggered so that the term of only one class
expires in any particular year.  Vacancies may  be
filled by the Board of Directors or by election at
a  special meeting of shareholders.  Any  director
elected   to  fill  a  vacancy  by  the  remaining
directors is required to stand for election at the next meeting of shareholders.

  At  the forthcoming Annual Meeting, five persons
are nominated to be elected to the Company's Board
of Directors.  Two incumbent directors, Winslow H.
Buxton   and  Barbara  B.  Grogan,  and  two   new
directors,  Stuart  "Chuck" Maitland  and  Augusto
Meozzi, have been nominated for three-year  terms,
expiring at the 2002 Annual Meeting.  In addition,
Joseph  R. Collins has been nominated for  a  two-
year  term  expiring at the 2001  Annual  Meeting.
Six  other directors have terms of office that  do
not expire at this time, and each will continue to
serve  his  or her full term.  Proxies  cannot  be
voted  for a greater number of directors than  the
number  nominated.   Unless you direct  otherwise,
proxies will be voted FOR the election of all nominees listed below. Should any nominee decline or be unable to accept such nomination or to serve as director (an event management does not now expect to occur), proxies will be voted FOR a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

  Information  concerning  the  persons  nominated
for  election  as  directors,  as  well  as  those
continuing  in  office,  is  set  forth   on   the
following pages.



DIRECTORS STANDING FOR ELECTION
(FOR A THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL
MEETING OF SHAREHOLDERS)

Winslow H. Buxton, director since 1990, age 59
Since  January  1993,  Mr.  Buxton  has  been  the
Chairman  of  the Board of Directors  of  Pentair,
Inc.   Mr.  Buxton  has been President  and  Chief
Executive  Officer  of  the Company  since  August
1992.   Mr. Buxton was Chief Operating Officer  of
the  Company from August 1990 through August 1992.
Mr.  Buxton was also Vice President - Paper  Group
of  the  Company from January 1989 through  August
1990.   Mr.  Buxton  is also a director  of  Bemis
Company,  Inc.,  The Toro Company  and  Willamette
Industries, Inc.

Barbara B. Grogan, director since 1996, age 51
Ms.  Grogan  is Chairman and President of  Western
Industrial    Contractors,   Inc.,    a    company
specializing    in    machinery    erection    and
installation.    Ms.   Grogan   founded    Western
Industrial  Contractors, Inc. in September,  1982.
She  was Chairman of the Board of Directors of the
Federal  Reserve  Bank  of  Kansas  City,   Denver
Branch,  from 1989 to 1994,  and at present  is  a
member   of  the  Board  of  Directors  of  Deluxe
Corporation, Apogee, Inc., Committee for  Economic
Development,  New  York  City  and  Volunteers  of
America, Colorado.

Stuart "Chuck" Maitland, nominee, age 53



Augusto Meozzi, nominee, age 59
Since  January 1, 1998, Mr. Meozzi  has  been  the
Chief Operating Officer of the German ISOLA Group,
a  world-wide  producer of base  materials.   From
November  1992  to January 1998,  Mr.  Meozzi  was
Corporate  Executive Vice President of the  German
ISOLA Group.


(FOR A TWO-YEAR TERM EXPIRING AT THE 2001 ANNUAL
MEETING OF SHAREHOLDERS)

Joseph R. Collins, nominee, age 57
In  November 1998, Mr. Collins was promoted to the
position of Vice Chairman of Pentair, Inc.  As  an
executive  officer  of  the Company  since  August
1991,  Mr.  Collins has been responsible  for  the
Tools  and Equipment businesses.  From March  1995
to  October  1998 he was Executive Vice President,
President, Professional Tools and Equipment  Group
and  from  August  1991 to February  1995  he  was
Senior  Vice  President - Specialty Products.   He
also  served as Acting Chief Financial Officer  of
the  Company  from June 1993 to March  1994.   Mr.
Collins is a director of Remmele Engineering Corp.


DIRECTORS CONTINUING IN OFFICE
(TERM EXPIRES AT THE 2000 ANNUAL MEETING OF SHAREHOLDERS)

William J. Cadogan, director since 1996, age 50
Since  November  1993, Mr. Cadogan  has  been  the
Chairman  of  the  Board  of  Directors   of   ADC
Telecommunications,   Inc.,   a    designer    and
manufacturer of products and systems for broadband telecommunications networks. Mr. Cadogan has been Chief Executive Officer of ADC Telecommunications since November, 1991 and was President from June
1990 to November 1991. He is also a director of Banta Corporation, Excel Switching Corporation,
Vice  Chairman of the Telecommunications  Industry
Association and serves on the Board of Governors of the Electronics Industry Association.

Charles A. Haggerty, director since 1994, age 57
In June 1992, Mr. Haggerty was appointed President
and  subsequently in July 1993 appointed  Chairman
of  the  Board  of  Directors and Chief  Executive
Officer   of   Western  Digital   Corporation,   a
manufacturer of hard disk drives.  Prior to  that,
he  held  various  positions with IBM  Corporation
including    Vice    President-General    Manager,
Worldwide  OEM Storage Marketing (1991-1992);  and
Vice  President-General Manager,  Low-end  Storage
Products  (1989-1990).  Mr.  Haggerty  is  also  a
director  of  Sync  Research,  Inc.  and   Beckman
Instruments, Inc.

Harold V. Haverty, director since 1991, age 68
Mr. Haverty was Chairman Emeritus of the Board  of
Directors of Deluxe Corporation, a manufacturer of
bank  checks  and internal bank forms,  from  1996
until 1998 when he retired, and was Chairman of Deluxe from 1992 until 1996 and Chief Executive
Officer and President of Deluxe from 1986 until 1995.


(TERM EXPIRES AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS)

Quentin J. Hietpas, director since 1976, age 68
Since  1983, Mr. Hietpas has been the Senior  Vice
President of External Affairs of the University of St. Thomas, St. Paul, Minnesota.

Richard M. Schulze, director since 1994, age 58
Since 1983, Mr. Schulze has been Founder, Chairman and Chief Executive Officer of Best Buy Company,
Inc. a consumer electronics, personal computer, media software and major appliance chain.

Karen E. Welke, director since 1995, age 54
Since February 1995, Ms. Welke has been Group Vice
President,  Medical  Markets Group  for  Minnesota
Mining  and Manufacturing Company (3M).  Prior  to
that, she held various positions with 3M including
Managing  Director,  3M  France  (July   1991   to
February   1995);  and  Division  Vice  President,
Medical-Surgical  Division  (March  1989  to  July
1991).


Directors' Attendance

  The Board of Directors held seven meetings in 1998. All directors attended at least 73% of the aggregate of all the meetings of the Board and its committees on which they served.


Committees of the Board

  The  Audit  Committee, which presently  consists
of  Richard M. Schulze (Chair), Barbara B. Grogan,
Charles  A.  Haggerty  and  Karen  E.  Welke,   is
responsible  for selecting auditors, ensuring  the
fiscal  integrity of the Company, and establishing
and   reviewing  internal  controls.   The   Audit
Committee held two meetings in 1998.

  The Compensation and Human Resource Committee, which presently consists of Quentin J. Hietpas
(Chair), George N. Butzow, William J. Cadogan  and
Harold V. Haverty, is responsible for developing a broad plan of compensation for the Company that is competitive and rewarding to the degree that it will attract, hold, and inspire performance of executive, managerial, and other key personnel.
The Compensation and Human Resource Committee held five meetings during 1998.

  The  Nominating and Governance Committee,  which
presently  consists of George N.  Butzow  (Chair),
Winslow  H. Buxton, William J. Cadogan and Quentin
J.   Hietpas,   is   responsible  for   nominating
candidates  for  vacancies  on  the  Board.    The
Nominating  and  Governance  Committee   considers
nominees recommended by shareholders under the procedures set forth in the Company's By-Laws.
The Nominating and Governance Committee held one meeting in 1998.

Directors' Compensation

  It   is   the   Company's  philosophy   that   a
significant  portion  of  directors'  compensation
should  be tied to long-term growth in shareholder
value.  In 1998, non-employee directors were  paid
an  annual retainer of $23,000, ($28,000  for  the
Chair  of  the  Compensation  and  Human  Resource
Committee),  $28,150 of deferred  compensation  in
the  form of share units under the Fourth  Amended
and  Restated  Compensation Plan for  Non-Employee
Directors,  $1,500 for attendance  at  each  Board
meeting, $1,000 ($2,000 for committee chairs)  for
attendance at each committee meeting, and $500 for
participation in a telephone conference in lieu of
a  meeting.  Under the Fourth Amended and Restated
Compensation Plan for Non-Employee Directors, non-
employee  directors of the Company  may  elect  to
defer  payment of all or a portion of their annual
retainer  and  meeting fees in the form  of  share
units.  The Plan provides for a Company
match  of 25% on the first $750 per month deferred
in  the form of share units.  The value of a share
unit  is  equal to the market value of a share  of
Common  Stock.   Share units carry  no  voting  or
investment   power.   Participants   and   amounts
deferred under the Plan are shown below:



                      $ Amount Deferred         Share Units
                 1996      1997      1998       12/31/98
Butzow           $43,550   $76,100   $69,400    31,376
Cadogan            9,104    40,913    39,400     3,067
Grogan            25,833    71,600    68,400     5,244
Haggerty          37,450    73,100    69,400     9,522
Haverty                -    29,850    28,150     4,928
Hietpas            9,000    40,913    39,400    13,266
Kissling          32,750    69,600    65,900    12,083
Schulze           36,250    67,100    64,900     7,449
Welke             34,750    67,100    62,900     6,888


  The  Outside Directors Nonqualified Stock Option
Plan  provides  for  the granting  of  options  to
purchase  Common Stock to directors  who  are  not
employees  of the Company.  The Plan provides  for
automatic  annual  grants  to  the  directors  and
offers   alternative  forms  of  payment  of   the
exercise  price  including  surrender  of   Common
Stock.  The persons to receive options, the number
of  options granted, and the terms of the  options
are  determined  by the Plan.  No  option  granted
under  the Plan, however, may extend for a  period
of  more than ten years from the date of the grant
and  no option exercise price may be less than the
current  market price of Common Stock on the  date
of  award  of  such  option.   For  stock  options
granted  in  1998, if the option holder  exercises
the  stock option during the first five  years  of
the option term by tendering to the Company common
shares  owned  by that person, the  Company  can
grant  to such person, an option ("Reload Option")
to  purchase common shares equal to the number  of
shares   tendered.   The  Reload  Option  may   be
exercised  during  the  remaining  term   of   the
original stock option period. The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.


                                     Options Granted
Name                           1996      1997        1998
George N. Butzow               3,000      2,200      1,275
William J. Cadogan                 -      2,200      1,275
Barbara B. Grogan                  -      2,200      1,275
Charles A. Haggerty            3,000      2,200      1,275
Harold V. Haverty              3,000      2,200      1,275
Quentin J. Hietpas             3,000      2,200      1,275
Walter Kissling                3,000      2,200      1,275
Richard M. Schulze             3,000      2,200      1,275
Karen E. Welke                 3,000      2,200      1,275


  The  exercise price and expiration dates for the
above  options  are:  1998,  $40.4375  per  share,
expiration  date February 25, 2008; 1997,  $31.375
per  share,  expiration date  February  26,  2002;
1996,  $25.00  per share, expiration date  January
22, 2001.
  One-third  of  the  options  granted   to   each
recipient become exercisable on each of the  first
three  anniversaries of the date  of  grant.   The
options granted in 1996 and 1997 expire five years after the date of grant. The options granted in 1998 expire ten years after the date of grant.
Three current directors exercised options during 1996-1998; the net value of shares (market value less exercise price) realized from these exercises was $460,582.



                     ITEM 2
               APPROVAL OF AUDITORS

  Deloitte & Touche LLP, independent certified public accountants have been the auditors for the Company since 1977. They have been retained by the Board of Directors as the Company's auditors for the current fiscal year, and shareholder approval of such retention is requested.

  Representatives  of Deloitte &  Touche  LLP  are
expected  to  attend the Annual Meeting  with  the
opportunity to make a statement if they so desire,
and   they   will  be  available  to  respond   to
appropriate questions.

  The Board of Directors recommends that the shareholders vote "For" the proposal to approve retention of Deloitte & Touche LLP, and the enclosed proxy will be so voted unless a contrary vote or abstention is indicated. If retention of Deloitte & Touche LLP is not approved by the shareholders, the Board of Directors will make another appointment effective at the earliest practicable date.

THE  BOARD  OF DIRECTORS RECOMMENDS A  VOTE  "FOR"
ITEM  2  TO APPROVE RETENTION OF DELOITTE & TOUCHE
LLP.



                          ITEMS 3 AND 4
                  AMENDMENT TO RESTATED ARTICLES
  INCREASING THE TOTAL NUMBER OF SHARES AUTHORIZED TO BE ISSUED
 FROM 125,000,000 TO 250,000,000 AND INCREASE FROM 15,000,000 TO
30,000,000 THE NUMBER OF AUTHORIZED SHARES THAT MAY BE DESIGNATED
                       AS PREFERRED SHARES

  The Board of Directors of the Company has approved and is requesting that the shareholders adopt two amendments to the Company's Restated
Articles of Incorporation relating to increases in the Company's authorized shares.

               Background

  Article  VII of the Company's Restated  Articles
of Incorporation currently authorizes the issuance
of   up  to  125,000,000  shares,  not  more  than
15,000,000  of  which  may  be  preferred  shares.
Adoption of Item 3 would increase from 125,000,000 to 250,000,000 the total number of authorized shares of the Company. Adoption of Item 4, which is conditional upon passage of Item 3, would increase from 15,000,000 to 30,000,000 the total number of shares that the Board of Directors could designate as preferred shares. If both Item 3 and
Item  4  are adopted, Article VII of the  Restated
Articles of Incorporation will read as follows:

    The aggregate number of shares which this Corporation shall have authority to issue is 250,000,000 shares, of which not more than 30,000,000 shares shall be preferred shares.

  a.All   classes  of  preferred  and  common
    shares may be issued as and when and  for
    such   consideration  as  the  Board   of
    Directors  shall determine, and,  to  the
    full  extent  permitted by the  Minnesota
    Business  Corporation Act, the  Board  of
    Directors   shall  have  the   power   to
    establish   any  classes  or  series   of
    preferred  shares or common shares,  with
    such par value, rights and priorities  it
    deems  appropriate, and to fix or  alter,
    from  time  to  time, in respect  of  any
    preferred   shares  then  unissued,   the
    rights  and  preferences of such  shares,
    including without limitation, any or  all
    of  the  following: dividend rate  rights
    and  price; conversion rights and sinking
    or purchase fund rights; or the number of
    shares  constituting any class or series.
    The  Board  of Directors shall also  have
    the power to fix the terms and provisions
    of   options,  rights  and  warrants   to
    purchase or subscribe for shares  of  any
    class  or  classes and to  authorize  the
    issuance  thereof.  Dividends payable  in
    shares  of  any  class  may  be  paid  to
    shareholders  of any other class  as  and
    when   determined   by   the   Board   of
    Directors.

  b.The  voting rights of the shares of  this
    Corporation  shall  be  vested   in   the
    holders    of   all   shares    presently
    outstanding,  with one  vote  per  share.
    The  voting  rights  of  unissued  shares
    shall be fixed by the Board of Directors,
    but  no  such share shall be entitled  to
    more  than  one vote.  No holder  of  any
    shares   shall   be   entitled   to   any
    cumulative voting rights.

  c.No  shareholder of this Corporation shall
    have  any  preemptive right to  subscribe
    for  or purchase any shares of any  class
    or series of the Corporation, whether now
    or  hereafter established or  authorized,
    or    any   securities   or   obligations
    convertible into any such shares, or any options or warrants or rights to purchase any such shares.

  As   of   March   1,  1999,  the   Company   had
outstanding 42,700,179 shares of Common Stock  and
5,000,000  shares  have been designated from  time
to  time as preferred shares of the Company.  (See
Item  5  below.)  In addition, 50,999,403   common
shares were reserved for future issuance upon exercise of outstanding stock options granted under various stock option plans, and under the Company's Rights Agreement. As a result, a total of 26,300,418 common shares were authorized but unissued and not reserved for issuance as of March
1, 1999.

Purpose of Proposals
  The  purpose for increasing the total number  of
authorized  shares  and the  number  that  may  be
designated  as  preferred  shares  is  to  provide
additional flexibility to the Company's authorized
capital structure (including its ability to effect
future  stock  splits and stock  dividends).   The
increase    will   give   the   Board   additional
flexibility and efficiency in responding to future
investment and financing opportunities  and  needs
such  as  future acquisitions of other businesses,
employee  benefit  plans, equity financing,  stock
dividends  or splits, and other general  corporate
purposes.
  In  1995,  the  Company's shareholders  approved
the  increase  in the number of authorized  shares
from  the former level of 75,000,000 common shares
and  10,000,000  preferred shares to  the  current
level   of  125,000,000  shares,  not  more   than
15,000,000  of  which  may  be  preferred  shares.
Historically, increases in authorized shares  have
been   used  principally  to  provide  for   stock
dividends.  In 1993, the Company paid a 50%  stock
dividend and in 1996 the Company paid a 100% stock
dividend.  As discussed in Item 5, the Company has
utilized    preferred   shares   for   acquisition
financing and employee benefit programs.

Effect of Proposal
  Adoption of Item 3 would increase the number  of
authorized but unissued and unreserved  shares  by
125,000,000.  Adoption of Item 4 would increase by
15,000,000  the  number  of  shares  that  can  be
designated  by the Board as preferred shares.   No
further   action   or   authorization    by    the
shareholders  would  be  necessary  prior  to  the
issuance   of  the  additional  shares  authorized
thereby,   unless   required  for   a   particular
transaction   by   applicable   law,    regulatory
agencies, or the rules of any stock exchange on which the Company's securities are then listed.

  Any  additional authorized shares  that  may  be
issued following the adoption of Item  3  (if
not  designated  by the Board as either  preferred
shares  or as a different class of common  shares)
would  be shares identical to the existing  Common
Stock   and   would  have  the  same  rights   and
privileges  as  the  existing Common  Stock.   The
shareholders of the Company do not, and  will  not
as  a result of either of the proposed amendments,
have   preemptive  rights  to  subscribe  for   or
purchase any newly issued shares of stock.

  New  preferred shares, or a new class of  common
shares, may be issued following adoption of  these
proposals  by  the  Board  of  Directors   without
further  action by the shareholders.  The  present
authority  of the Board would not change  in  this
respect.   At  present, the terms of  each  series
could  include, without limitation, the following:
(a)  the  designation and name of such series  and
number  of  shares  which  shall  constitute  such
series;   (b)  the  dividend  rate  and   dividend
accumulation  rights,  payment  dates,   and   the
participating or other special rights with respect
to  payment  of  such dividends; (c)  whether  the
Company  would have the right to redeem shares  of
such series, and the terms of any such redemption;
(d)  the terms of sinking fund or other retirement
provisions, if any, for the redemption or purchase
of  shares of such series; (e) the amounts payable
for  shares  of such series, and the  priority  of
payment upon voluntary or involuntary dissolution,
liquidation  or winding up of the affairs  of  the
Company;   (f)   the  terms  and   conditions   of
conversion rights, if any; (g) the voting powers, if any, of the shares of such series (subject to the requirement that each share be entitled to no more than one vote); and (h) any other relative rights and preferences of the shares of such series.

  The  proposed  increase in the total  number  of
authorized  shares  and the  number  that  may  be
designated as preferred shares is not designed  to
deter  or  to prevent a change in control  of  the
Company.  Unissued shares, however, could be  used
by the incumbent Board of Directors to make such a
change in control more difficult.  In the event of
an  unfriendly  attempt to  gain  control  of  the
company,  the Board could issue additional  shares
or  options  to acquire additional  shares  in  an
effort  to  dilute the stock ownership and  voting
power of persons seeking to obtain control of  the
Company,   which   might  have   the   effect   of
discouraging or making less likely such a change in control. Such shares also could be privately placed with purchasers who might be expected to side with the Board in opposing a hostile takeover bid. Shares also could be issued with rights and preferences that might impede such a takeover proposal by, for example, authorizing a class vote, either separately or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company, or any other extraordinary corporate transaction. To the extent any such actions could have the effect of making a hostile takeover less likely, they also could assist incumbent management in retaining their positions.
It should be noted, however, that the proposed amendment would not enlarge the already existing power of the Board of Directors to take any of the foregoing actions, but would increase the number of shares which could be used by the Board for such purposes.

  The  amendments contained in Item 3 and  Item  4
are not the first action taken by the Company that
could  have  the  effect of  deterring  a  hostile
takeover.   Not  only  do the  Company's  Restated
Articles  and  By-Laws contain several  provisions
that  could  make the consummation  of  a  hostile
takeover more difficult, but the Company has taken
other   actions,  including  adopting   a   Rights
Agreement   and   agreeing  to  certain   contract
provisions,   that  may  have  such   an   effect.
Although  the Board does not currently contemplate
adopting or proposing for shareholder approval any
further  anti-takeover measures, it  continues  to
study  such measures  and  reserves  the
right  to  propose  such  further  amendments   or
actions   in   the  future  if,   in   its   view,
circumstances should so warrant. The Board is not now aware of any effort to effect a change in control or takeover of the Company.

  If  either  Item 3, or both Item 3 and  Item  4,
are  approved by the shareholders, the  amendments
would  become effective upon the filing  with  the
Secretary  of State for the State of Minnesota  of
the   Articles  of  Amendment  to  the   Company's
Restated Articles of Incorporation, which would take place shortly after the Annual Meeting of Shareholders.

Vote Required
  Because   Item  3  (increasing  the  number   of
authorized shares from 125,000,000 to 250,000,000)
and  Item 4 (increasing the number of shares which
may be designated as preferred shares by the Board
from  15,000,000  to 30,000,000) would  amend  the
Company's  Restated Articles,  adoption  of  these
proposals  requires the affirmative  vote  of  the
holders  of 60% of the outstanding common  shares,
provided  that  the proposal does  not  receive  a
negative vote from holders of more than 25% of the
common  shares.  Abstentions and broker  non-votes
will  have the effect of votes against a proposal.
Adoption of Item 4 is conditioned upon approval by
the shareholders of Item 3.  Therefore, unless the
proposal  to  increase  the number  of  authorized
shares to 250,000,000 is approved by shareholders,
the  proposal to increase the number of  preferred
shares   to   30,000,000  will  not  be   adopted,
regardless of the vote.

THE  BOARD  OF DIRECTORS RECOMMENDS A  VOTE  "FOR"
ITEM   3   TO  AMEND  THE  RESTATED  ARTICLES   OF
INCORPORATION  TO  INCREASE THE  TOTAL  NUMBER  OF
SHARES AUTHORIZED TO BE ISSUED FROM 125,000,000 TO
250,000,000 AND ITEM 4 TO INCREASE FROM 15,000,000
TO 30,000,000 THE NUMBER OF AUTHORIZED SHARES THAT
MAY BE DESIGNATED AS PREFERRED SHARES.


                           ITEM 5
               AMENDMENT TO RESTATED ARTICLES
         ELIMINATING CURRENTLY AUTHORIZED SERIES OF
              PREFERRED SHARES OF THE COMPANY


Background

  The  Board  of  Directors has  approved  and  is
requesting   that   the  shareholders   adopt   an
amendment  to the Company's Restated  Articles  of
Incorporation eliminating the currently authorized
series   of   preferred   shares.    The   Company
previously established three series of preferred shares, in 1987, 1988 and 1990, respectively, in accordance with the then existing provisions of
Article VII of the Company's Restated Articles  of
Incorporation and in accordance with the Minnesota
Business Corporation Act ("MBCA").

  The Board of Directors established a series of $1.50 Cumulative Convertible Preferred Stock, $.10 par value, (the "1987 Preferred Stock"), which consisted of 2,200,000 shares issued in a public offering in March 1987. The 1987 Preferred Stock was called for redemption in March 1993, at which time all shares were either redeemed or converted into shares of Common Stock. There are no shares of 1987 Preferred Stock currently outstanding.

  The  Board of Directors established a series  of
$7.50  Callable  Cumulative Convertible  Preferred
Stock,   $.10  par  value,  (the  "1988  Preferred
Stock"), which consisted of 300,000 shares issued in connection with the acquisition by Pentair of the Federal Cartridge and Hoffman Engineering businesses in December 1988. The 1988 Preferred
Stock was called for redemption in January 1999, at which time all shares were converted into shares of Common Stock. There are no shares of 1988 Preferred Stock currently outstanding.

  The  Board of Directors established a series  of
8%    Callable   Cumulative   Voting   Convertible
Preferred   Stock,   $.10  par   value,   with   a
liquidation price of $30.25 per share  (the  "1990
Preferred  Stock"), which consisted  of  2,500,000
shares     issued   in   connection    with    the
establishment  of  the  Company's  employee  stock
ownership  plan in March 1990.  The 1990 Preferred
Stock  was called for redemption in January  1999,
at  which  time  all  shares were  converted  into
shares  of the Company's Common Stock.  There  are
no   shares  of  1990  Preferred  Stock  currently
outstanding.

Purpose of Proposal
  The purpose for eliminating the three series  of
preferred  shares  currently  authorized   is   to
simplify   the  Company's  capital  structure   by
removing  outdated  series of stock  that  are  no
longer  useful.  Approval of Item  3  and  Item  4
would provide additional flexibility in responding to future financing opportunities by increasing the number of preferred shares which can be issued by the Board of Directors of the Company with rights and preferences that can be determined at the time of issuance.

Effect of Proposal
  Adoption of Item 5 would eliminate all existing series of preferred shares. Under the terms of the Company's Restated Articles of Incorporation and the MBCA, the 5,000,000 shares of preferred stock currently authorized but not outstanding would no longer be designated as specific series of preferred shares. Instead, those shares would revert to authorized but unissued shares and would be available for future issuance as either common or preferred shares as determined by the Board.

  If   Item   5   is  adopted,  up  to  15,000,000
preferred  shares (30,000,000 if Item  4  is  also
adopted) may be issued in the future, having  such
terms   as   the  Board  of  Directors  may   deem
appropriate. The present authority of the Board to issue preferred shares would not change as a result of the adoption of this proposal, except for the increase in the number of new preferred shares which could be issued. If Item 5 is not adopted, the Board would have the ability to issue up to 10,000,000 new preferred shares (25,000,000 if Item 4 is adopted).

  New  preferred shares which could be  issued  by
the  Board  need not contain any particular  term,
other than the requirement that no preferred share
may have more than one vote.  This flexibility  in
setting terms for new preferred shares allows  the
Board to tailor the shares to achieve a particular
purpose  for  which  they would  be  issued.   The
authority of the Board to establish new series of common and preferred shares is discussed in Items
3 and 4 above.

  It is important to note that Item 5 would not enlarge the already existing power of the Board of Directors; the proposed amendment would simply increase the number of shares of preferred stock which could be issued by the Board for the purposes described above.

  If  Item 5 is approved by the shareholders,  the
amendment  would become effective upon the  filing
with  the  Secretary of State  for  the  State  of
Minnesota  of  the  Articles of Amendment  to  the
Company's   Restated  Articles  of  Incorporation,
which is intended to take place promptly after the Annual Meeting of Shareholders.

Vote Required
  Because   Item  5  would  amend  the   Company's
Restated  Articles of Incorporation,  adoption  of
this proposal requires the affirmative vote of the
holders of at least 60% of the outstanding  shares
entitled to vote, provided that the proposal  does
not  receive a negative vote from holders of  more
than   25%  of  the  outstanding  voting   shares.
Abstentions and broker non-votes would have the effect of votes against the proposal.


THE  BOARD  OF DIRECTORS RECOMMENDS A  VOTE  "FOR"
ITEM   5   TO  AMEND  THE  RESTATED  ARTICLES   OF
INCORPORATION    TO   ELIMINATE   ALL    CURRENTLY
DESIGNATED  SERIES  OF  PREFERRED  SHARES  OF  THE
COMPANY.

                        EXECUTIVE COMPENSATION


Compensation and Human Resource Committee Interlocks
            and Insider Participation

  The  Compensation  and Human Resource  Committee
of the Board of Directors was comprised of Quentin
J.  Hietpas (Chair), George N. Butzow, William  J.
Cadogan  and Harold V. Haverty during 1998.   None
of the members of the Committee were officers or employees of the Company during 1998. There are no interlock relationships.

Compensation and Human Resource Committee Report on Executive Compensation

Overview

  The  Compensation  and Human Resource  Committee
of  the  Board  of  Directors (the"Committee")  is
responsible  for  supervising the development  of,
and  making  recommendations  to  the  Board  with
respect  to,  the Company's executive compensation
policies.  In addition, the Committee makes annual
recommendations    to   the    Board    concerning
compensation  to  be paid to the  Chief  Executive
Officer ("CEO") and each of the other executive officers of the Company.

  The  Committee also oversees all aspects of  the
Company's    executive    compensation    program,
including  many of the Company's employee  benefit
plans.   The Company currently maintains a variety
of  compensation and benefit plans  in  which  its
executive  officers may participate including  the
Omnibus  Stock Incentive Plan, the Employee  Stock
Purchase  and  Bonus Plan, the Retirement  Savings
and  Stock Incentive Plan, the RSIP Sidekick Plan,
the  Supplemental Executive Retirement  Plan,  the
Executive  Officer  Performance  Plan,   and   the
Management  Incentive  Plan.    The  Company  also
maintains a defined benefit pension plan in  which
substantially   all   non-bargaining    employees,
including   the   Company's  executive   officers,
participate.

Pentair's Compensation Philosophy

  The    principles    guiding    the    executive
compensation  program  are designed  to  ensure  a
proper linkage between executive compensation  and
creation  of  shareholder  value.   Goals  of  the
program are:

     (a)to encourage innovation and growth;

     (b)to  reward  executives for short-term  top
        performance and long-term shareholder value;

     (c)to recognize outstanding performance;

     (d)to   attract   and  retain   top   quality
        executives and key employees;

     (e)to  encourage  executive stock  ownership;
        and thereby

     (f)to   align   management  and   shareholder
        interests.

  The  Company has maintained the philosophy  that
compensation of the executive officers  should  be
directly   and  materially  linked  to   operating
results  and stock price performance.  To  achieve
this,  compensation is heavily  leveraged  through
the    annual   bonuses   and   long-term   equity
incentives.   The mix of base salary, bonuses  and
other  benefits  reflects the  Company's  goal  of
providing   average   compensation   for   average
performance and above average compensation for above average performance.

  In  order  to  make its recommendations  to  the
Board  concerning executive officer  compensation,
the  Committee annually reviews and evaluates  the
Company's    corporate   performance    and    the
compensation and equity ownership of its executive
officers.   This  is  done  by  reviewing   salary
practices for comparable positions at other  major
industrial  organizations  as  disclosed  in   the
Towers Perrin compensation database, as well as  a
review of other nationally recognized pay surveys.
These  major organizations include companies  that
the  Corporation  competes with  for  business  or
executive talent.  Many of the companies which are
included   in   the  Towers  Perrin   compensation
database and national pay surveys are also  listed
in  the S&P 500 Index and the S&P 400 MidCap Index
included  in  the  Comparative  Stock  Performance
Graph.   The Committee has retained Towers Perrin,
an independent compensation consulting firm, to assist in the review of executive compensation.


Executive Compensation Program

  The   components  of  the  Company's   executive
compensation  program, which are  subject  to  the
discretion  of  the  Committee  on  an  individual
basis, include (a) base salaries, (b) annual  cash
performance-based    bonuses,    (c)     long-term
performance-based  equity  incentives,   and   (d)
miscellaneous fringe benefits. All components are comparable to those of similar companies.


Base Salary
  The  CEO  submits  a performance  appraisal  and
recommendation  to the Committee with  respect  to
annual  salaries of the executive  officers.   The
Committee discusses and evaluates the salaries and
makes its recommendation to the Board.
Base  salary  targets for executive positions  are
set   at   the   50th  percentile  of  competitive
compensation.    An  individual  performance   and
experience   factor  is  applied  to  the   target
midpoint to determine each executive's actual base salary, within a range of + or - 20% of midpoint. For
1998, the salaries of the named executive officers identified in the Summary Compensation Table are within the salary targets for each position.


Bonus
  Bonuses   are   considered   for   payment    to
executives and key employees following the end  of
each  year under the Executive Officer Performance
Plan  (see  pages 14 for discussion  of  Executive
Officer    Performance   Plan)   and    Management
Incentive  Plan (MIP).  MIP awards are  determined
by  applying the following three factors  to  base
salary:   bonus opportunity category (45% for  the
Vice Chairman; 40% for Executive Vice Presidents),
company    performance   factor   and   individual
performance factor.

  The company performance factor is the result  of
the  multiplication of factors  for  earnings  per
share  (EPS)  growth, return on  invested  capital
(ROIC)  and  return on sales (ROS).   The  use  of
three   multiplicative  factors   reinforces   the
importance  of balancing financial oriented  goals
in  terms  of  growth,  earnings  quality  and  an
acceptable return on investment.  Under  the  MIP,
achievement of EPS growth of 12%, ROIC of 20%  and
ROS of 10% results in a company performance factor
of  1.00.  The maximum company performance  factor
is 2.81 and the minimum company performance factor
is  .32;  however, there is no MIP  bonus  if  the
Company   has   an  operating  loss.   Performance
between  the stated factors is interpolated.   For
1998, EPS growth was 16.6%, ROIC was 19.5% and ROS was 10.0%, resulting in a company performance factor of 1.542.

  The  individual performance factor is determined
by the assignment of a numerical factor based on a
supervisor's     judgement   on   attainment    of
expectations relative to the employee's  function.
The   CEO  submits  a  performance  appraisal  and
recommendation  to  the  Committee  for  executive
officers    with   respect   to   the   individual
performance factor.

  Bonus  awards  that exceed an  amount  equal  to
base  salary are paid as a performance share award
under  the  Omnibus  Stock  Incentive  Plan.   The
performance  share  award is  paid  in  restricted
stock,  subject  to  any  vesting  condition   the
Committee  may  impose.  A special  award  may  be
granted at the discretion of the Committee to  any
person  who has made an extraordinary contribution
to  the  welfare, reputation and earnings  of  the
Company.   The Committee approves all  MIP  awards
and has the right to adjust awards that are not in keeping with the objectives of the MIP Plan.


Long-Term Equity Incentives

Grants
  Long-term  incentive compensation is awarded  in
the   form   of   restricted   shares,   incentive
compensation units (ICUs), performance shares  and
stock  options  under the Omnibus Stock  Incentive
Plan (Omnibus Plan).  All awards are  proposed  by
the  CEO and approved by the Committee.  Long-term
incentives are determined by using the average  of
the  50th and 60th percentile of comparable  grant
practices  as  compiled   by  the  Towers   Perrin
compensation database. Annual awards are granted in the form of ICUs (10% for the CEO and 20% for executive officers) and stock options (90% for the CEO and 80% for executive officers).

  Restricted   stock  may  be  awarded   to   such
individuals  as described in the section  entitled
"stock ownership guidelines"; as an award to a new
executive  officer;  as the  form  of  payment  of
performance   shares;  or  in   payment   of   the
Management  Incentive  Plan or  Executive  Officer
Performance Plan bonus in excess of annual base salary.

  The  Committee  is  authorized  to  grant  stock
options   and   performance  share   awards   upon
attainment of certain performance criteria which are based on the Company's long-term objectives.
The Black-Scholes Model is used to determine stock option grant values.

  Stock options can be granted for terms up to  10
years.  For stock options granted in 1998, if  the
option  holder  exercises the stock option  during
the  first  five  years  of  the  option  term  by
tendering  to the Company common shares  owned  by
that  person,  the  Committee can  grant  to  such
person,  an  option ("Reload Option") to  purchase
common  shares  equal  to  the  number  of  shares
tendered.   The  Reload Option  may  be  exercised
during the remaining term of the original stock option period. The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.

  The  total Omnibus Plan awards for 1998 for  all
executive officers as a group, including  the  CEO
and  named executive officers, amounted to 841,297
incentive compensation units (ICUs), 286,250 stock
options,  and  8,420 restricted  shares  of  which
1,909   restricted   shares   were   awarded   for
achievement  of stock ownership guidelines,  4,500
restricted  shares were awarded to a new  officer,
and 2,011 restricted shares were awarded under the
Executive  Officer Performance Plan.   Grants  for
the named executive officers are shown in the Summary Compensation Table (page 16) and the
Option/SAR grant table (page 17).

Payouts
  Payouts on ICUs in 1998 which related to ICU grants in 1995 were based upon growth in the Company's net book value over the life of the ICUs, as leveraged upward or downward depending on the Company's return on equity and growth in earnings per share over that period. Payouts in 1998 for named executive officers are shown in the LTIP Payout column on the Summary Compensation
Table (page 16).


 Compensation of the Chief Executive Officer

  The  base  salary,  annual bonus  and  long-term
equity incentives paid to Mr. Buxton are generally
determined   in  accordance  with  the  guidelines
described   above,   and   his   compensation   is
comprised  of  the  same  elements  as   for   all
executive officers.

  The  Committee has a formal rating  process  for
evaluating  Mr. Buxton's performance as  the  CEO.
The  rating  process includes  a  self  evaluation
rating  by the CEO, after which each Board  member
completes   an   evaluation   and   rating    with
commentary.    The  Chairman  of   the   Committee
provides a consolidated rating report and chairs a
discussion with the Board members without the  CEO
present.   From  that discussion, the  performance
rating is finalized and the Committee Chairman is instructed to review the final rating results and commentary with the CEO. This then translates into a personal development plan for the following year.

  Mr.  Buxton's  base  salary  was  increased   to
$683,250   in   accordance  with  the  Committee's
guideline of establishing the base salary at the market compensation rate for the CEO at the 50th percentile. This resulted in a 4% increase in Mr.
Buxton's base salary over 1997.

  Mr.  Buxton's  bonus  was determined  under  the
Executive  Officers  Performance  Plan  ("EOPP").
Currently, the CEO is the only participant in  the
EOPP.   EOPP  awards are determined based  on  the
participant's bonus opportunity and a company performance factor.

  Under  the  EOPP, achievement of EPS  growth  of
12%,  ROIC  of 20% and ROS of 10% results  in  a
company  performance factor of 1.00.  The  maximum
company performance factor is 2.81 and the minimum
company performance factor is .32; however,  there
is  no  EOPP bonus if the Company has an operating
loss.   Performance between the stated factors  is
interpolated.   The  maximum individual  bonus  is
200% of the participant's annual base salary,  but
in    no   event   more   than   $1,500,000.    In
administering the EOPP and in establishing bonus awards thereunder, the Committee does not have the discretion to pay participants more than the bonus amount indicated by the preestablished goals. The
Committee has the discretion and flexibility, however, based on its business judgment, to reduce this amount.

  Mr.  Buxton's  bonus  was calculated  using  the
formula  described above.  The Committee used  his
base  salary  of  $683,250, his bonus  opportunity
category rate of 71.5% and the company performance
factor  of  1.542 to obtain his bonus amount.   In
accordance  with the terms of the EOPP,  the  cash
bonus  was $683,250 and the bonus amount in excess
of one times base salary  was paid in the form of
2,011   restricted  shares  which  vest  in  equal
increments   on  the  third,  fourth   and   fifth
anniversaries of the grant.

  Mr.  Buxton's Omnibus Plan grants were  computed
based  on  the  average  of  the  50th  and   60th
percentile   of  the  Towers  Perrin  compensation
database for comparable grant practices.   He  was
granted 157,922 ICUs and 89,000 stock options in 1998.


Stock Ownership Guidelines

  Stock  ownership guidelines for  top  management
have   been  established  to  motivate  individual
achievement  and  increase  ownership  of  Pentair
Common Stock.  The Committee determined that  over
a  period of five years, its top management should
accumulate  and hold Company stock  equal  to  the
following  values:   Chief  Executive  Officer  --
three  to five times base salary; Senior Corporate
Officers  --  two to three times base salary;  and
other corporate officers and subsidiary presidents
--  one  to two times base salary.  In the opinion
of  the  Committee, the achievement  of  ownership
levels   set   forth  will  result  in   executive
management being significant shareholders and will
further   encourage  long-term   performance   and
Company growth.

  The  Committee  will consider  making  incentive
grants  of restricted stock based on the  increase
in  ownership  during the preceding  year.   These
restricted  stock grants (made under  the  Omnibus
Plan)  vest  in  equal increments  on  the  third,
fourth, and fifth anniversaries of the grant.  The
size  of the grant is equal to 10% of the increase
in  common  shares during the year if  the  annual
ownership target is met, limited  to  10%
of  the  targeted ownership level if the  targeted
ownership  level  has  been  achieved.   In  1998,
restricted stock awards of 3,191 were granted under these guidelines to all key employees.


Compliance  with  Internal  Revenue  Code  Section
162(m)

  Section  162(m)  of  the Internal  Revenue  Code
generally  disallows  a tax  deduction  to  public
companies for compensation over $1 million paid to
each  of the corporation's Chief Executive Officer
and   the   four  other  most  highly  compensated
officers.        Qualifying      performance-based
compensation is not subject to the deduction limit
if  certain  requirements are met.  The  Company's
policy   is  to  maximize  the  deductibility   of
executive    compensation   so   long    as    the
deductibility   is  compatible   with   the   more
important objective of maintaining competitive and
motivational  performance-based compensation.   In
1996,  the  shareholders approved the adoption  of
the  EOPP  and approved amendments to the  Omnibus
Plan  to comply with Internal Revenue Code Section
162(m).   Under current interpretations of Section
162(m), EOPP bonus awards and Omnibus Plan awards of stock options, SARs, ICUs, performance shares and performance units will not be subject to the $1,000,000 deduction limit assuming compliance with all other aspects of Section 162(m).

Quentin  J. Hietpas, Chair
George N. Butzow
William J. Cadogan
Harold V. Haverty

Compensation and Human Resource Committee of Pentair, Inc.

                 COMPARATIVE STOCK PERFORMANCE GRAPH

  The following graph sets forth the cumulative total shareholder return on the Company's Common
Stock for the last five fiscal years, assuming the investment of $100 on December 31, 1993 and the reinvestment of all dividends since that date to December 31, 1998. The graph also contains for comparison purposes the S&P 500 Index and the S&P
MidCap 400 Index.

  By  virtue of its market capitalization, Pentair
is  a  component of the S&P MidCap 400 Index.   On
the    basis   of   the   Company's    size    and
diversification   of   businesses,    a    readily
identifiable peer group has not been found. It is our opinion the S&P MidCap 400 Index is an appropriate comparison. The Company has evaluated other published indices, but the results are skewed by one or two large companies included in the indices. We believe such a comparison would not be meaningful.


POINTS        12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
Pentair, Inc.      100    132.06    156.41    206.67    234.00    263.31
S&P 500            100    101.32    139.40    171.40    228.59    293.91
S&P MidCap 400     100     96.42    126.25    150.49    199.03    237.05

Summary Compensation Table

  The  following  table sets forth  the  cash  and
noncash compensation awarded to or earned  by  the
Chief  Executive  Officer of the Company  and  the
four other highest paid executive officers of  the
Company  whose  salary and bonus  earned  in  1998
exceeded $100,000.

                             Annual Compensation      Long-Term Compensation
                                                         Awards         Payouts
                                                 Restricted Securities             All Other
Name and                                         Stock      Underlying  LTIP       Compen-
Principal                    Salary    Bonus(a)  Awards(b)  Options/    Payouts    sation
Position               Year  ($)       ($)       ($)        SARs(c)     ($)(d)     ($)(e)
Winslow H. Buxton      1998  $683,250  $683,250  $103,903   89,000      $646,974   $  7,940
Chairman, President    1997   656,250   656,250   196,315   76,731       607,931     11,074
& Chief Executive      1996   625,000   625,000   314,882   81,200       609,303     16,244
Officer

Joseph R. Collins      1998  $332,500  $323,010  $  7,980   48,250      $175,983   $  7,940
Vice Chairman          1997   294,000   284,494     8,680   32,124       165,815     12,668
                       1996   279,000   279,000   138,867   22,400       178,071     18,494

Richard J. Cathcart    1998  $290,000  $250,421 $  10,535   25,000      $123,469   $ 10,190
Executive Vice         1997   268,054   214,358    12,307   21,924         3,355     13,324
President, President,  1996   235,000   235,000   107,843   22,400         4,349     17,744
Water and Fluid
Technologies Group

Richard W. Ingman      1998  $280,000  $215,880 $   9,625   22,000       $72,208   $  7,940
Executive Vice         1997   260,000   207,917     3,379   22,338        75,716     11,074
President, Chief       1996   211,656   227,568    19,028    8,694        83,732     10,155
Financial Officer

James A. White         1998  $262,500  $226,674 $   3,255   21,000       $67,255   $  8,440
Executive Vice         1997   220,334   217,448    20,615    8,505        74,442     12,289
President, President,
Professional Tools
& Equipment

(a)   Represents bonuses accrued by  the  Company
  for  the  year even if paid after December  31.
  The  1996  bonus amount for Mr. Ingman includes
  $62,000  which was awarded based on achievement
  of   performance  objectives  related  to   the
  integration of Schroff, Inc. which was acquired by the Company in 1994.

(b)  The restricted share grants reflected in the
  table  were  made  pursuant  to  the  Company's
  executive    compensation    programs.      The
  restricted stock awards are subject to vesting,
  in  three  equal  installments  on  the  third,
  fourth  and  fifth anniversaries of the  grant,
  based solely on the continued employment of the
  recipient  by  the  Company.   The   value   of
  restricted stock awards reflected in the  table
  is  based  on the closing market price  of  the
  Common  Stock  on  the date of  grant.   As  of
  December 31, 1998, the following restricted stock awards were held by each of the named executives (based on 12/31/98 closing price of $39.8125): Buxton 31,149 shares or $1,240,120;
  Collins  7,676  shares  or  $305,601;  Cathcart
  4,909 shares or $195,440; Ingman 1,446 shares or $57,569; White 2,342 shares or $93,241.

(c)   The  share amounts for Mr. Collins  include
  23,250 stock options in 1998, and 10,200 stock options in 1997, awarded based on achievement of performance objectives pursuant to a special incentive plan for the Professional Tools and Equipment Group.

(d) Includes payouts for ICUs and dividends on restricted shares.

(e)    Includes  Company  contributions  to   the
  Retirement  Savings and Stock  Incentive  Plan,
  RSIP Sidekick Plan and match contribution to the Employee Stock Purchase and Bonus Plan.

Options and Stock Appreciation Rights

  The following tables summarize option and SAR grants and exercises during 1998 to or by the Chief Executive Officer and the executive officers named in the Summary Compensation Table above, and the values of the options and SARs held by such persons at the end of 1998. Option grants shown in the table below include both incentive stock options and non-qualified stock options. No SARs have been granted since 1983 and no SARs were exercised during 1998 or remain outstanding at the end of 1998.

               Option and SAR Grants in 1998

                     Number      % of Total                          Potential
                     of          Options/                         Realizable Value at
                     Securities  SARs                               Assumed Annual
                     Underlying  Granted to                       Rates of Stock Price
                     Options/    Employees   Exercise  Expira-        Appreciation
                     SARs        in Fiscal   or Base   tion         for Option Term
Name                 Granted(a)  1998        Price     Date     5%           10%

Winslow H. Buxton    89,000      22.2%       $35.00    1/22/08  $1,959,007   $4,964,508

Joseph R. Collins    25,000       6.2%       $35.00    1/22/08  $550,283     $1,394,525
                     23,250       5.8%       $39.625   1/14/04  $254,533     $562,451

Richard J. Cathcart  25,000       6.2%       $35.00    1/22/08  $550,283     $1,394,525

Richard W. Ingman    22,000       5.5%       $35.00    1/22/08  $484,249     $1,227,182

James A. White       21,000       5.2%       $35.00    1/22/08  $462,238     $1,171,401

(a)   One-third  of each grant becomes exercisable
  on  each of the first three anniversaries of the
  date  of  grant.   The exercise  price  for  the
  options granted was the closing market price of the Common Stock as of the date of grant.

Aggregate Option and SAR Exercises in 1998 and Value at End of 1998


                                                 Number of
                                                 Securities     Value of
                                                 Underlying     Unexercised
                                                 Unexercised    In-the-Money
                                                 Options/SARs   Options/SARs
                    Shares                       at End of 1998 at End of 1998
                    Acquired       Value         Exercisable E  Exercisable E
Name                on Exercise    Realized      Unexecisable U Unexercisable U
Winslow H. Buxton   81,718        $1,786,950     E158,659        E  $2,472,999
                                                 U167,222        U  $1,280,052

Joseph R. Collins    7,844        $166,685       E60,308         E  $1,039,957
                                                 U80,534         U  $413,183

Richard J. Cathcart  8,300        $155,106       E34,940         E  $519,738
                                                 U47,084         U  $359,736

Richard W. Ingman   10,732        $244,485       E30,694         E  $501,436
                                                 U39,790         U  $280,037

James A. White      12,550        $252,521       E13,527         E  $202,007
                                                 U29,352         U  $190,756


Long-Term Incentive Plan Awards

  The    following   table   reflects    incentive
compensation unit (ICU) awards made under the Omnibus Plan during 1998 to the Chief Executive
Officer and the executive officers named in the Summary Compensation Table above.


              Long-Term Incentive Plan Awards in 1998

                      Number of      Performance or        Estimated Future
                      Share, Units   Other Period          Payouts Under Non-
                      or Other       Until Matur-          Stock Based Plans
Name                  Rights         ity or Payout   Threshold  Target  Maximum

Winslow H. Buxton     157,922 units   3 years        $0         $273,205 $751,709

Joseph R. Collins      97,662 units   3 years        $0         $168,955 $464,871

Richard J. Cathcart    97,662 units   3 years        $0         $168,955 $464,871

Richard W. Ingman      88,571 units   3 years        $0         $153,228 $421,598

James A. White         84,416 units   3 years        $0         $146,040 $401,820

  The  ultimate  payout  value  of  each  ICU   is
determined based on the Company's operating income
(OI)  growth and return on invested capital (ROIC)
averaged  over the three-year period.  The  target
payout  shown in the table is based on  annual  OI
growth of 10% and annual ROIC of 20% which results
in  a  value per ICU of $1.73.  If over the three-
year  period there is no OI growth or ROIC is less
than  15%,  the  value per ICU will  be  $0.   The
maximum  value  per ICU is $4.76.   The  following
matrix shows the ICU values based on the OI growth and ROIC.


Return on Invested                 Operating Income (OI) Growth
Capital (ROIC)   0%      2%     6%      10%    12%     20%    30%
15%              0.13    0.14   0.18    0.22   0.24    0.33   0.46
16%              0.44    0.47   0.53    0.60   0.64    0.79   1.00
18%              0.96    1.01   1.12    1.23   1.29    1.54   1.89
19%              1.17    1.23   1.36    1.49   1.56    1.86   2.27
20%              1.37    1.44   1.58    1.73   1.81    2.15   2.61
30%              2.61    2.73   2.98    3.24   3.38    3.96   4.76

Retirement Benefit Plans

  The  Company  maintains a tax-qualified  defined
benefit  pension  plan covering substantially  all
nonbargaining U.S. employees and an excess benefit
plan  covering  highly-paid  employees.   Benefits
under each plan are based on a participant's high five year average eligible earnings which generally include salary and bonus.

  The  Company maintains an unfunded, nonqualified
Supplemental Executive Retirement Plan (SERP) for corporate officers and subsidiary presidents. The annual retirement benefit payable under the SERP at age 65 is equal to 50% of the participant's high three year average eligible earnings reduced by 100% of the annual primary Social Security benefit and further reduced by age 65 benefits payable under qualified pension plans sponsored by the Company and previous employers of the participant.

  Effective  January  1,  1999  the  Company   has
amended  the SERP to provide an annual  retirement
benefit  which, expressed as a lump sum, is  equal
to  the  product of 15 percentage points for  each
year of service times the high five  year  average
eligible  earnings with no reductions  for  Social
Security  or  qualified  pension  benefits.   SERP
benefits are payable as early as the attainment of age 55 and completion of five years of service and are converted into and received in the form of a term certain or joint and survivor annuity. Five
SERP participants are grandfathered under the  old
SERP  formula (including named executive  officers
Buxton and Collins).

  The  following estimated aggregate  amounts  are
payable,  from the qualified pension, excess  plan
and  SERP,  annually upon retirement to the  named
executive  officers over their  lifetime:   Buxton
$713,042;  Cathcart  $286,518;  Collins  $285,801;
Ingman $208,432 and White $205,210.


Change in Control Arrangements

  Approximately  76 key corporate executives  have
entered  into  agreements with  the  Company  that
provide  for contingent benefits if the  executive
leaves  the employ of the Company within one  year
after  an  unfriendly  change  in  control.   Such
benefits include:

 a. bonus awards for the year in question to be made under the Management Incentive Plan;

 b. termination of all restrictions on shares issued under the Omnibus Plan, and payment for ICU's and performance units without regard to the plans' forfeiture provisions;

 c. reimbursement  of  income  taxes  incurred  in
    connection   with  the  exercise  of   certain
    nonqualified  options, as well as  termination
    of    all   restrictions   on   transfer   and
    termination of any right of the Company to repurchase shares received upon exercise of such options;

 d. the cost of an executive search agency;

 e. directors  and  officers  liability  insurance
    coverage;
 f. short-term  replacement coverage for  Company-
    provided  group  medical,  dental,  and   life
    insurance policies;

 g. amount  of  non-vested benefits under  any  of
    the     Company's    tax-qualified    deferred
    compensation plans;

 h. the   accelerated  accrual  and   vesting   of
    benefits   under  the  Supplemental  Executive
    Retirement Plan (for those executives who have been made participants of such plan);
    and

 i. severance   pay  equal  to  300%   of   annual
    compensation  or,  for  employees  other  than
    executive   officers  of  the  Company,   such
    amount reduced to the extent necessary to avoid federal excise taxes under Section 280G of the Internal Revenue Code.

 In   addition,  the  Omnibus  Plan  permits   the
Compensation and Human Resource Committee, upon  a
change  in  control of the Company, to cancel  all
outstanding  options  granted  under   the   plan,
whether or not exercisable, and authorize payment of the "spread" between the exercise price of the options and the then current market value of the underlying stock.

 Based  upon  compensation levels as  of  December
31, 1998, the dollar value of the benefits payable
upon  an unfriendly change in control to the named
executive  officers  in the  Summary  Compensation
Table  by virtue of the agreements and the Omnibus
Plan  provision discussed above (excluding amounts
that otherwise would be payable upon a termination
of  employment not involving an unfriendly  change
in   control)   would  be:   Buxton,   $8,877,610;
Collins, $5,176,044; Cathcart $3,243,709;  Ingman,
$3,079,234; and White, $2,574,634.

FUTURE PROPOSALS

 The   deadline   for  submitting  a   shareholder
proposal  for  inclusion in  the  Company's  proxy
statement and form of proxy for the Company's 2000
Annual  Meeting of Shareholders pursuant  to  Rule
14a-8 of the Securities and Exchange Commission is
November  20,  1999.   Unless  a  shareholder  who
wishes  to  bring a matter before the shareholders
at  the Company's 2000 Annual Meeting notifies the
Company of such matter prior to January 24,  2000,
the persons named in the proxy for the 2000 Annual
Meeting will have discretionary authority to  vote
for  or against or to abstain from voting on  such
proposal  in accordance with their best  judgment,
if  the  proposal  is actually  presented  at  the
meeting.  Such proposals also must comply with the
requirements   of  the  Securities  and   Exchange
Commission   and   the  Company's   bylaws.    Any
shareholder proposal should be sent to the Company
at  its  principal executive offices:  1500 County
Road   B2  West,  Saint  Paul,  Minnesota   55113,
Attention: Secretary.

 In   addition,  with  respect  to  nomination  of
directors, sections 9 through 12 of Article II  of
the  By-Laws provide that a candidate may  not  be
nominated for election as a director at the Annual
Meeting of Shareholders unless the nomination  was
previously   submitted  to  the   Board   or   its
Nominating    and   Governance    Committee.     A
shareholder  wishing to nominate a  candidate  for
director at an Annual Meeting of Shareholders must
do so no later than the sixtieth day after the end
of  the  fiscal year preceding the year  in  which
such Annual Meeting will be held.  Nominations are
deemed  made  when the Secretary  of  the  Company
receives   all   of   the  following:    (1)   all
information about the nominee that may be required
to  be provided in any proxy statement pursuant to
the   Securities   Exchange  Act   of   1934   and
regulations   promulgated   thereunder;   (2)   an
executed directors' questionnaire provided by  the
Company  and  completed by the  nominee;  (3)  the
nominee's  statement  consenting  to  his  or  her
nomination and agreeing to serve, if elected;  and
(4) evidence that the person making the nomination
is a shareholder.  After reviewing the submission,
the   Board   or  the  appointed  Nominating   and
Governance Committee may, but need not,  designate
one  or  more  of  the nominees to  appear  as  an
alternate  candidate  on any  proxy  solicited  by
management  or  any proxy statement  furnished  by
management.    The   number  of   such   alternate
candidates may not exceed the number of  directors
to  be  elected at that Annual Meeting.  Exclusion
of  any  eligible candidate from a proxy solicited
by   management  does  not  affect  the  right  of
shareholders to nominate, vote for, or elect such candidate at any shareholders meeting held within twelve months after submission of the nomination material described above.

OTHER BUSINESS

 Management does not know of any other business that will be presented for consideration at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.

                           PENTAIR, INC.


                  PLEASE SIGN AND RETURN PROMPTLY
                  TO REDUCE SOLICITATION EXPENSES


                           PENTAIR, INC.
              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           April 28, 1999


   The  undersigned  hereby  appoints  Winslow  H.
Buxton  and Richard W. Ingman, or either of  them,
as  Proxies,  each with the power to  appoint  his
substitute,   and   hereby  authorizes   them   to
represent  and to vote, as designated  below,  all
the  shares of Common Stock of Pentair, Inc.  held
of  record by the undersigned on March 1, 1999  at
the  Annual  Meeting of Shareholders  of  Pentair,
Inc.  to  be held at 10:00 a.m., Wednesday,  April
28,  1999,  at  the Northland Inn  and  Conference
Center,  7025  Northland  Drive,  Brooklyn   Park,
Minnesota, and any adjournment or adjournments thereof.

   Furthermore,  if  I  am a  participant  in  the
Pentair,   Inc.  Employee  Stock  Ownership   Plan
(Pentair  ESOP)  or  the Federal-Hoffman  Employee
Stock Ownership Plan (F-H ESOP), as appropriate, I
hereby direct Fidelity Management Trust Company as
ESOP Trustee, or Norwest Bank Minnesota, N.A. as F-
H  ESOP Trustee, to vote at the Annual Meeting  of
Shareholders of Pentair, Inc. to be held at  10:00
a.m.,  Wednesday, April 28, 1999, at the Northland
Inn  and Conference Center, 7025 Northland  Drive,
Brooklyn  Park, Minnesota, and any adjournment  or
adjournments  thereof, all shares of Common  Stock
of  Pentair, Inc. allocated to my account  in  the
Pentair  ESOP or F-H ESOP as of March 1, 1999.   I
understand that this card must be received by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Pentair ESOP Trustee and F-H ESOP
Trustee, by April 21, 1999.

THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

   1.ELECTION OF DIRECTORS:

            FOR  all nominees listed below  except
     those I have struck by a line through their names.

            WITHHOLD  AUTHORITY to  vote  for  all
     nominees listed below.

Winslow H. Buxton            Barbara B. Grogan            Joseph R.Collins
             Stuart Maitland            Augusto Meozzi

   2.PROPOSAL  TO RATIFY the retention of Deloitte
     &    Touche   LLP   as   independent   public
     accountants for the current fiscal year.

                  FOR           AGAINST                  ABSTAIN

   3.To    amend   the   Restated   Articles    of
     Incorporation increasing the total number  of
     shares   authorized   to   be   issued   from
     125,000,000 to 250,000,000.

                  FOR           AGAINST                  ABSTAIN

   4.To    amend   the   Restated   Articles    of
     Incorporation  increasing from 15,000,000  to
     30,000,000 the number of authorized shares that may be designated as preferred shares.

                  FOR           AGAINST                  ABSTAIN

   5.To    amend   the   Restated   Articles    of
     Incorporation  to  eliminate  all   currently
     authorized series of preferred shares of the Company.

                  FOR           AGAINST                   ABSTAIN

   6.To transact such other business as may properly come before the meeting or any adjournment thereof.


THE  SHARES  REPRESENTED HEREBY WILL BE  VOTED  AS
DIRECTED  BY  THIS  PROXY, BUT IF  THIS  PROXY  IS
RETURNED SIGNED WITH NO DIRECTION MADE, THEY  WILL
BE   VOTED   "FOR"  EACH  OF  THE  DIRECTORS   AND
PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF PENTAIR, INC.


Signature


Signature if held jointly

Dated:                   ,1999
    THIS CARD MUST BE DATED.

(Please sign exactly as your name appears to the left.
When shares are held by joint tenants, both should sign.
When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

                           PENTAIR, INC.


                  PLEASE SIGN AND RETURN PROMPTLY
                  TO REDUCE SOLICITATION EXPENSES


                           PENTAIR, INC.
              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           April 28, 1999


     The  undersigned hereby appoints  Winslow  H.
Buxton  and Richard W. Ingman, or either of  them,
as  Proxies,  each with the power to  appoint  his
substitute,   and   hereby  authorizes   them   to
represent  and to vote, as designated  below,  all
the  shares of Common Stock of Pentair, Inc.  held
of  record by the undersigned on March 1, 1999  at
the  Annual  Meeting of Shareholders  of  Pentair,
Inc.  to  be held at 10:00 a.m., Wednesday,  April
28,  1999,  at  the Northland Inn  and  Conference
Center,  7025  Northland  Drive,  Brooklyn   Park,
Minnesota, and any adjournment or adjournments thereof.

THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

   1.ELECTION OF DIRECTORS:

            FOR  all nominees listed below  except
     those I have struck by a line through their names.

            WITHHOLD  AUTHORITY to  vote  for  all
     nominees listed below.

Winslow H. Buxton            Barbara B. Grogan            Joseph R.Collins
             Stuart  Maitland            Augusto Meozzi

   2.PROPOSAL  TO RATIFY the retention of Deloitte
     &    Touche   LLP   as   independent   public
     accountants for the current fiscal year.

                  FOR          AGAINST                   ABSTAIN

   3.To    amend   the   Restated   Articles    of
     Incorporation increasing the total number  of
     shares   authorized   to   be   issued   from
     125,000,000 to 250,000,000.

                  FOR          AGAINST                   ABSTAIN

   4.To    amend   the   Restated   Articles    of
     Incorporation  increasing from 15,000,000  to
     30,000,000 the number of authorized shares that may be designated as preferred shares.

                  FOR          AGAINST                   ABSTAIN

   5.To    amend   the   Restated   Articles    of
     Incorporation  to  eliminate  all   currently
     authorized series of preferred shares of the Company.

                  FOR          AGAINST                   ABSTAIN

   6.To transact such other business as may properly come before the meeting or any adjournment thereof.

THE  SHARES  REPRESENTED HEREBY WILL BE  VOTED  AS
DIRECTED  BY  THIS  PROXY, BUT IF  THIS  PROXY  IS
RETURNED SIGNED WITH NO DIRECTION MADE, THEY  WILL
BE   VOTED   "FOR"  EACH  OF  THE  DIRECTORS   AND
PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF PENTAIR, INC.


Signature

Signature if held jointly

Dated:         , 1999
THIS CARD MUST BE DATED.


(Please sign exactly as your name appears to the left.
When shares are held by joint tenants, both should sign.
When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

                           PENTAIR, INC.


                  PLEASE SIGN AND RETURN PROMPTLY
                  TO REDUCE SOLICITATION EXPENSES


                           PENTAIR, INC.
              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           April 28, 1999


   The  undersigned  hereby  appoints  Winslow  H.
Buxton  and Richard W. Ingman, or either of  them,
as  Proxies,  each with the power to  appoint  his
substitute,   and   hereby  authorizes   them   to
represent  and to vote, as designated  below,  all
the  shares of Common Stock of Pentair, Inc.  held
of  record by the undersigned on March 1, 1999  at
the  Annual  Meeting of Shareholders  of  Pentair,
Inc.  to  be held at 10:00 a.m., Wednesday,  April
28,  1999,  at  the Northland Inn  and  Conference
Center,  7025  Northland  Drive,  Brooklyn   Park,
Minnesota, and any adjournment or adjournments thereof.

   Furthermore,  as a participant in the  Pentair,
Inc.  International  Employee Stock  Purchase  and
Bonus  Plan (Plan), I hereby direct ABN AMRO Trust
Company  (Jersey) Limited as Trustee, to vote,  as
designated   below,  at  the  Annual  Meeting   of
Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 28, 1999, at the Northland
Inn  and Conference Center, 7025 Northland  Drive,
Brooklyn Park, Minnesota, and any adjournment or adjournments thereof, all shares of Common Stock of Pentair, Inc. allocated to my account in the Plan as of March 1, 1999. I understand that this card must be received by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee, by April 21, 1999.

THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

   1.ELECTION OF DIRECTORS:

            FOR  all nominees listed below  except
     those I have struck by a line through their names.

            WITHHOLD  AUTHORITY to  vote  for  all
     nominees listed below.

Winslow H. Buxton            Barbara B. Grogan            Joseph R.Collins
             Stuart  Maitland            Augusto Meozzi

   2.PROPOSAL  TO RATIFY the retention of Deloitte
     &    Touche   LLP   as   independent   public
     accountants for the current fiscal year.

                  FOR          AGAINST                  ABSTAIN

   3.To    amend   the   Restated   Articles    of
     Incorporation increasing the total number  of
     shares   authorized   to   be   issued   from
     125,000,000 to 250,000,000.

                  FOR          AGAINST                  ABSTAIN

   4.To    amend   the   Restated   Articles    of
     Incorporation  increasing from 15,000,000  to
     30,000,000 the number of authorized shares that may be designated as preferred shares.

                  FOR          AGAINST                 ABSTAIN

   5.To    amend   the   Restated   Articles    of
     Incorporation  to  eliminate  all   currently
     authorized series of preferred shares of the Company.

                  FOR          AGAINST                 ABSTAIN

   6.To transact such other business as may properly come before the meeting or any adjournment thereof.


THE  SHARES  REPRESENTED HEREBY WILL BE  VOTED  AS
DIRECTED  BY  THIS  PROXY, BUT IF  THIS  PROXY  IS
RETURNED SIGNED WITH NO DIRECTION MADE, THEY  WILL
BE   VOTED   "FOR"  EACH  OF  THE  DIRECTORS   AND
PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF PENTAIR, INC.



Signature


Signature if held jointly

Dated:        , 1999
THIS CARD MUST BE DATED.


(Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)